Deutsche Asset Management

[graphic omitted]
Mutual Fund
   Semi-Annual Report


                                                          February 28, 2001





                                                    Class A, B and C Shares


Top 50 World Fund
Formerly Flag Investors Top 50 World

                                         [Deutsche Bank Group logo omitted]

Top 50 World Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS


              REPORT HIGHLIGHTS .............................................. 3
              LETTER TO SHAREHOLDERS ......................................... 4
              PERFORMANCE .................................................... 7

              TOP 50 WORLD FUND
                 Statement of Assets and Liabilities ......................... 9
                 Statement of Operations .....................................10
                 Statements of Changes in Net Assets .........................11
                 Financial Highlights ........................................12
                 Notes to Financial Statements ...............................15

              TOP 50 WORLD PORTFOLIO
                 Schedule of Portfolio Investments ...........................18
                 Statement of Assets and Liabilities .........................19
                 Statement of Operations .....................................20
                 Statements of Changes in Net Assets .........................21
                 Financial Highlights ........................................22
                 Notes to Financial Statements ...............................23




                           -----------------------------------------------------
                             The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                           -----------------------------------------------------


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                                        2

Top 50 World Fund
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS


o The Fund's Class A Shares produced a total return of -21.80% (excluding sales charges) for the six months ended February 28, 2001, underperforming the MSCI World Index return of -17.10% for the same time period.

o The Fund's performance was primarily due to an overweighting in the Information Technology sector, which suffered as the US and global economies slowed, the NASDAQ Index weakened, corporate earnings disappointed and investors shifted their appetite from high growth stocks to value stocks. We gradually reduced the Fund's positions in the Information Technology sector over the semi-annual period, increased its weightings in the Financial, Consumer and Pharmaceutical sectors and increased its cash position, but such strategies were not enough to completely offset the impact of a worldwide sell-off in Information Technology. We continued to seek only the most competitive, high quality companies and maintained a focused portfolio of approximately 50 stocks.

o Overall, the semi-annual period was not a good one for world equity markets, as the MSCI World Index and virtually all of the major country indices for the US, Japan, Germany, and elsewhere experienced dramatic weakness and high volatility, especially in the Information Technology sector. The performance of the world equity markets was due to anxiety in a number of areas, including a global economic slowdown, high oil prices, high interest rates and a weak euro until January, high valuations, slowing profit growth, and NASDAQ Index volatility.

o For the near term, world equity markets are still nervous, in our view, about economic growth, visibility of company revenues and profitability development and valuations. However, we believe the extreme weakness in Technology stocks and continued downward earnings revisions by several large-cap, highly visible companies, including some of those in which the Fund invests, is obscuring some more favorable economic and financial developments. Perhaps most positive are the US Federal Reserve Board's aggressive monetary easing and a sharp upturn in liquidity, which we believe have set the stage for an eventual rally in world stock prices.





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                                        3

Top 50 World Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



We are pleased to present you with this semi-annual report for the Top 50 World Fund (the `Fund'), providing a detailed review of the markets, the portfolio in which the Fund invests (the `Portfolio'), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

FUND PERFORMANCE
For the first half of the fiscal year, the Fund underperformed its benchmark, the MSCIWorld Index. The Fund's Class A Shares produced a return of -21.80% for the six months ended February 28, 2001, as compared to -17.10% for the MSCI World Index. The Fund's Class B and Class C Shares each produced semi-annual returns of -22.04% (excluding sales charges).

The Fund's performance was primarily due to an overweighting in the Information Technology sector, which suffered as the US and global economies slowed, the NASDAQ Index weakened, corporate earnings disappointed and investors shifted their appetite from high growth stocks to value stocks. We gradually reduced the Fund's positions in the Information Technology sector over the semi-annual period, increased its weightings in the Financial, Consumer and Pharmaceutical sectors and increased its cash position, but such strategies were not enough to completely offset the impact of a worldwide sell-off in technology.

More specifically, we acted early in the semi-annual period to lighten the Fund's positions in Yahoo!, Oracle and Cisco, each of which were weak performers. Later in the period, we replaced Yahoo! with Intel. Semiconductors were one of the first groups that were beaten down by investors, and we believe it could be one of the first to recover from an eventual upturn. It is worth noting that several Information Technology stocks in the Fund's Portfolio weathered the sector's weakness comparatively well. These included IBM and Microsoft.

Early in 2001, we added to Portfolio positions in Citigroup, Morgan Stanley and American Express, which rose on the back of two interest rate cuts by the US Federal Reserve Board in January. Since then, these stocks have been under pressure as the speed of monetary easing is perceived by many to be too slow. However, we continue to expect this sector to benefit from additional interest rate cuts over the coming months.

In the Consumer sector, we added to the Fund's holdings in Colgate, Procter and Gamble, Gillette and Daimler- Chrysler, each of which performed well over the semi-annual period overall. We also added to certain Pharmaceutical positions, such as Bristol-Myers Squibb and Abbott Labs, which also held up well during the semi-annual period.

We continued to seek global blue chip companies that dominated their respective industries, that demonstrated strong market position, exceptional ability to compete worldwide and excellent growth potential, and that were poised to benefit from powerful long-term trends in the world economy. Such trends include strong population growth in emerging markets, aging populations in industrialized nations, transitions to an information/communication society, expanding markets for brand-name products, and growing oil/energy consumption worldwide.

We stayed disciplined to our quality-oriented approach throughout the semi-annual period, focusing on strong, growing companies in established industries and carefully monitoring the ever-shifting group of top 50 companies in the world. Based on this approach, several changes were made to the Portfolio during the first half of the fiscal year.
o In October, we sold Chevron and bought Texaco after the planned acquisition was announced. Since Texaco's stock has risen more than twice that of Chevron's stock from that time through the end of the semi-annual period, this Portfolio change proved to be a prudent one.
o In December, we eliminated the Portfolio's position in Sweden's Ericsson, which disappointed, and established a smaller position in the US' Broadcom, in order to reduce the Fund's Telecommunications weighting.
o In January, Switzerland's Nestle announced that it would purchase the US' Ralston Purina, and so we took the opportunity to lock in profit and lightened the Fund's position in its Nestle holding.



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                                        4

Top 50 World Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


o In February, we replaced Lucent Technologies with the United Kingdom's Tesco, Europe's premier retailer, to further reduce the Fund's Telecommunications weighting and to position the Fund more defensively.

Maintaining a longer-term perspective, the Fund's Class A and Class B shares have outperformed the MSCI World Index since their respective inception dates of October 2, 1997 and May 4, 1998 (excluding sales charges).

INVESTMENT ENVIRONMENT
Overall, the semi-annual period was not a good one for world equity markets, as the MSCI World Index and virtually all of the major country indices for the US, Japan, Germany, and elsewhere experienced dramatic weakness and high volatility. The performance of the world equity markets was due to anxiety in a number of areas.

AS THE SEMI-ANNUAL PERIOD BEGAN, CONCERN THAT CONTINUED HIGH OIL PRICES WOULD LEAD TO QUICKENING INFLATION AND HIGHER INTEREST RATES DOMINATED, HITTING TECHNOLOGY AND FINANCIAL STOCKS PARTICULARLY HARD. Negative sentiment regarding high valuations and pre-announcements from various companies indicating slowing profit growth also had a severe impact. World equity markets were further buffeted by NASDAQ Index volatility, mixed signals about the health of the Japanese economy and a significantly stronger dollar. The euro reached its all-time low against the dollar on September 20th, prompting the European Central Bank, the Federal Reserve Board, the Bank of England and the Bank of Japan to intervene in the markets to boost the common currency. Oil companies such as Chevron and Exxon Mobil reported record third-quarter earnings, as the price of crude oil and gas reached nine-year highs. Despite this, these companies' stock prices declined due primarily to profit taking.

WORLD EQUITY MARKETS WERE FURTHER RATTLED LATER IN THE SEMI-ANNUAL PERIOD BY NEWS OF A CONTINUED ECONOMIC SLOWDOWN IN EUROPE AND ASIA. EVEN MORE WORRISOME THOUGH WAS THE CONFIRMATION OF A US ECONOMIC SLOWDOWN. The US had been a major benefactor to the strength of the global economy as the world's largest importer. In an effort to avoid a recession and boost the US economy, the Federal Reserve Board lowered interest rates twice in January alone. Around the same time, the euro made significant gains against both the dollar and the yen, with Europe's GDP growth expected to outpace both that of the US and Japan. The price of crude oil reached its lowest level in several months, as inventories in the US grew, easing fears of supply restraints. The result was that in January, the equity markets managed to recover some of the losses of the previous months, especially in the Financial Services sector. Even the Japanese equity market closed in positive territory for the first time in several months. Still, earnings reports were mixed, and consumer confidence fell to its lowest level since December 1996, both of which added to concerns about a recession in the US. In February, the world's equity markets fell again, due to weak US economic indicators, more disappointing corporate earnings warnings and higher crude oil prices, as the likelihood of an OPEC cut in output increased.

OVERALL, THE TECHNOLOGY, MEDIA AND TELECOMMUNICATIONS (TMT) SECTORS PROVED TO BE AMONG THE WORST PERFORMING SECTORS FOR THE SEMI-ANNUAL PERIOD, AS INVESTORS MOVED BACK INTO MORE TRADITIONAL AREAS OF THE MARKET, SUCH AS HEALTH CARE, FINANCIAL SERVICES AND CONSUMER STAPLES. Regionally, the European equity markets outpaced Asian and Pacific Rim markets. With a return of -17.84% for the six months ended February 28, 2001, the US market, as measured by the S&P 500 Index, underperformed Europe and the Pacific ex-Japan as a whole, but outperformed Japan. Within the world regions, Germany's DAX Index provided a return of -13.97% for the semi-annual period. In Japan, the Nikkei 225 Index lost 23.60% of its value over the six months.

LOOKING AHEAD
For the near term, world equity markets are still nervous, in our view, about economic growth, visibility of company revenues and profitability development and valuations. However, we believe the extreme weakness in Technology stocks and continued downward earnings


--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


revisions by several large-cap, highly visible companies, including some of those in which the Fund invests, is obscuring some more favorable economic and financial developments. For example, the decline in technology stocks has been so large and so persistent that it has pulled many of the capitalization-weighted stock indices, such as the S&P 500 Index, to repeated new lows in recent weeks. This weakness has tended to hide the fact that most stocks on the Index have actually been trending higher since October 2000, participating in what has come to be called the `stealth bull market.'

Perhaps the most positive developments for the equity markets are the US Federal Reserve Board's aggressive monetary easing and a sharp upturn in liquidity, which we believe have set the stage for an eventual rally in world stock prices. The Fed is likely to cut interest rates again at its next meeting in March, moving to an accommodative policy from its current neutral stance. Money supply growth has accelerated sharply since November 2000 and is likely, we believe, to stay high for many months ahead.

At the same time, maintaining a long-term perspective is important. Recent lows in stock prices and weakness in economic numbers may have extended the likely cyclical trough until mid-summer or so, but we do not foresee a true US economic recession taking hold. European GDP growth is anticipated to be stable across the region; the outlook for Japan remains more modest. For both the `Old Economy' and `New Economy' companies, inventory adjustments are painful, but usually quick, even for high-tech companies. As the stock markets often anticipate a cyclical upturn months before it manifests itself, we maintain a cautiously optimistic outlook at this point.

That said, we expect investors in the near- to mid-term to favor value stocks and early cyclicals. As the market closes the substantial gap between the blue chip growth stocks and their `second rate' peers, we expect the recovery of the blue chips to be comparatively more prolonged. In certain stocks, we expect to use the price corrections to carefully add to the Portfolio's holdings.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to serving your investment needs for many years ahead.

Sincerely,

/S/ Klaus Kaldemorgen
/S/ Rainer Vermehren

Klaus Kaldemorgen
Rainer Vermehren
on behalf of the Portfolio Management Team
February 28, 2001



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                                        6

Top 50 World Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC]

Top 50 World Fund--Class A Shares, MSCI World Index and Lipper Global Equity Funds Average
Growth of a $10,000 Investment (since October 2, 1997) 4

plot points as follows:
               Flag Top 50 World - A    MSCI World Index       Lipper Global
                                                            Equity Funds Average
10/2/97               $10,000             $10,000                $10,000
10/31/97                9,456               9,472                  9,381
11/30/97                9,704               9,638                  9,420
12/31/97                9,840               9,753                  9,527
1/31/98                10,008              10,024                  9,627
2/28/98                10,776              10,700                 10,315
3/31/98                10,912              11,151                 10,839
4/30/98                11,000              11,258                 10,990
5/31/98                11,128              11,115                 10,858
6/30/98                11,576              11,377                 10,925
7/31/98                11,560              11,357                 10,891
8/31/98                 9,880               9,840                  9,244
9/30/98                10,200              10,013                  9,323
10/31/98               11,096              10,916                  9,929
11/30/98               11,840              11,563                 10,496
12/31/98               12,566              12,126                 11,023
1/31/99                12,744              12,391                 11,277
2/28/99                12,445              12,060                 10,943
3/31/99                13,352              12,560                 11,337
4/30/99                13,789              13,054                 11,865
5/31/99                13,271              12,575                 11,533
6/30/99                13,845              13,160                 12,207
7/31/99                13,854              13,119                 12,217
8/31/99                14,048              13,094                 12,209
9/30/99                13,748              12,965                 12,120
10/31/99               14,704              13,637                 12,653
11/30/99               15,238              14,019                 13,630
12/31/99               16,398              15,152                 15,298
1/31/00                15,835              14,282                 14,657
2/29/00                16,023              14,319                 15,738
3/31/00                16,602              15,307                 15,993
4/30/00                15,908              14,658                 15,039
5/31/00                15,198              14,286                 14,468
6/30/00                16,055              14,764                 15,111
7/31/00                15,467              14,346                 14,734
8/31/00                15,868              14,811                 15,440
9/30/00                14,937              14,022                 14,602
10/31/00               14,300              13,785                 14,095
11/30/00               13,336              12,947                 13,064
12/31/00               13,485              13,155                 13,465
1/31/01                13,553              13,414                 13,665
2/28/01                12,408              12,279                 12,495

----------------------------------------------------------------------------------------------------------------
                                                                       CUMULATIVE                 AVERAGE ANNUAL
                                                                    TOTAL RETURNS                  TOTAL RETURNS
   Periods Ended                         6 Months    1 Year    3 Years      Since   1 Year   3 Years       Since
   February 28, 2001                                                  Inception 4                    Inception 4
----------------------------------------------------------------------------------------------------------------
 Top 50 World Fund
  Class A Shares                           (21.80)%   (22.56)%   15.15%    24.08%    (22.56)%   4.81%     6.54%
  Class B Shares                           (22.04)%   (23.08)%      --%     9.32%    (23.08)%     --%     3.21%
  Class C Shares                           (22.04)%       --%       --%   (18.77)%       --%      --%       --%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index 2                        (17.10)%   (14.25)%   14.76%    22.79%5   (14.25)%   4.69%     6.19%5
----------------------------------------------------------------------------------------------------------------
 Lipper Global Equity Funds Average 3      (17.18)%   (16.55)%   21.27%    24.53%5   (16.55)%   6.21%     6.19%5


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI World Index is an unmanaged index representing 60% of the market capitalization of 20 countries. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Inception dates: Class A Shares October 2, 1997, Class B Shares May 4, 1998, Class C Shares May 31, 2000.
5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997.


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                                        7

Top 50 World Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE



The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.




                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                  1 Year    3 Years       Since
   February 28, 2001                                                Inception 1
--------------------------------------------------------------------------------
 Class A Shares                                   (26.82)%    2.85%       4.78%
--------------------------------------------------------------------------------
 Class B Shares                                   (26.93)%      --%       2.19%
--------------------------------------------------------------------------------
 Class C Shares                                       --%       --%      19.58%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
1 Inception dates: Class A Shares October 2, 1997, Class B Shares May 4, 1998,
  Class C Shares May 31, 2000.


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                                        8

Top 50 World Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                            FEBRUARY 28, 2001

ASSETS
   Investment in Top 50 World Portfolio, at value ...............  $5,809,488
   Receivable from Manager for expense reimbursement, net .......      15,511
   Foreign tax reclaim receivable ...............................       2,517
   Receivable for capital shares sold ...........................       9,520
   Receivable from Top 50 World Portfolio for withdrawals .......         150
   Deferred organization costs ..................................       4,130
                                                                   ----------
Total assets ....................................................   5,841,316
                                                                   ----------
LIABILITIES
   Payable for capital shares redeemed ..........................      12,340
   Payable to Top 50 World Portfolio for contributions ..........         100
   Transfer agent fees payable ..................................       4,847
   Distribution and service fees payable ........................       3,319
   Accounting fees payable ......................................       2,049
   Administration fees payable ..................................       5,871
   Other accrued expenses .......................................      16,518
                                                                   ----------
Total liabilities ...............................................      45,044
                                                                   ----------
NET ASSETS ......................................................  $5,796,272
                                                                   ==========

COMPOSITION OF NET ASSETS
   Paid-in capital ..............................................  $6,836,167
   Accumulated expenses in excess of income .....................     (32,524)
   Accumulated net realized loss on investment and foreign
   currency transactions ........................................    (403,514)
   Net unrealized depreciation on investments and foreign
   currencies ...................................................    (603,857)
                                                                   ----------
NET ASSETS ......................................................  $5,796,272
                                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares 1 .............................................. $    14.64
                                                                   ==========
   Class B Shares 2 .............................................. $    12.80
                                                                   ==========
   Class C Shares 3 .............................................. $    12.80
                                                                   ==========


-----------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $2,724,338 and 186,033 shares outstanding at February 28, 2001). Maximum offering price per share was $15.49 ($14.64 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front end sales charge.
2 Net asset value and offering price per share (based on net assets of $2,889,344 and 225,785 shares outstanding at February 28, 2001). Redemption value is $12.16 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $182,590 and 14,269 shares outstanding at February 28, 2001). Redemption value is $12.67 following a 1.00% maximum contingent deferred sales charge.



See Notes to Financial Statements.
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                                       9

Top 50 World Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                                   FOR THE SIX MONTHS ENDED
                                                                                          FEBRUARY 28, 2001

INVESTMENT INCOME
INVESTMENT INCOME AND EXPENSES ALLOCATED FROM TOP 50 WORLD PORTFOLIO:
   Dividend income ............................................................................$    20,028
   Less: foreign withholding taxes ............................................................       (854)
                                                                                               -----------
      Net dividend income .....................................................................     19,174
   Interest income ............................................................................     14,444
   Expenses ...................................................................................    (60,777)
                                                                                               -----------
      Expenses in excess of income allocated from Top 50 World Portfolio ......................    (27,159)
                                                                                               -----------
EXPENSES
   Administration fees ........................................................................     37,096
   Transfer agent fees ........................................................................     29,456
   Registration fees ..........................................................................     28,327
   Printing and shareholder reports ...........................................................     18,939
   Accounting fees ............................................................................     10,552
   Professional fees ..........................................................................      6,745
   Amortization of organization costs .........................................................      1,110
   Directors fees .............................................................................        275
   Distribution fees
     Class A Shares ...........................................................................      3,722
     Class B Shares ...........................................................................     12,970
     Class C Shares ...........................................................................        535
   Services fees
     Class B Shares ...........................................................................      4,323
     Class C Shares ...........................................................................        178
   Other expenses .............................................................................        772
                                                                                               -----------
      Total expenses ..........................................................................    155,000
   Less: fee waivers or expense reimbursements ................................................   (149,635)
                                                                                               -----------
   Net expenses ...............................................................................      5,365
                                                                                               -----------
EXPENSES IN EXCESS OF INCOME ..................................................................    (32,524)
                                                                                               -----------
NETREALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on:
     Investment transactions ..................................................................   (264,171)
     Foreign currency transactions ............................................................     (4,722)
   Net change in unrealized appreciation/depreciation on investments and foreign currencies ....................................................................... (1,364,695)
                                                                                               -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ........................ (1,633,588)
                                                                                               -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ....................................................$(1,666,112)
                                                                                               ===========



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                             FOR THE SIX                  FOR THE
                                                                            MONTHS ENDED               YEAR ENDED
                                                                     FEBRUARY 28, 2001 1          AUGUST 31, 2000
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
   Expenses in excess of income ............................................$   (32,524)              $   (47,850)
   Net realized gain (loss) on investment and
     foreign currency transactions .........................................   (268,893)                  196,702
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................................... (1,364,695)                  488,093
                                                                            -----------               -----------
   Net increase (decrease) in net assets from operations ................... (1,666,112)                  636,945
                                                                            -----------               -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net realized gains
      Class A Shares .......................................................   (103,894)                  (27,102)
      Class B Shares .......................................................   (140,072)                  (22,873)
      Class C Shares2 ......................................................     (6,435)                       --
                                                                            -----------               -----------
   Total distributions .....................................................   (250,401)                  (49,975)
                                                                            -----------               -----------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .......................................  1,354,456                 4,382,527
   Net dividend reinvestments ..............................................    196,134                    48,152
   Net cost of shares redeemed ............................................. (1,205,675)               (2,556,590)
                                                                            -----------               -----------
   Net increase in net assets from capital share transactions ..............    344,915                 1,874,089
                                                                            -----------               -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS .................................... (1,571,598)                2,461,059
 NET ASSETS
   Beginning of period .....................................................  7,367,870                 4,906,811
                                                                            -----------               -----------
   End of period (includes accumulated expenses in excess
     of income of $(32,524) and $0, respectively) ..........................$ 5,796,272               $ 7,367,870
                                                                            ===========               ===========

--------------------------------------------------------------------------------
1 Unaudited.
2 Began operations on May 31, 2000.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 World Fund.


 CLASS A SHARES                                                                                      FOR THE PERIOD
                                               FOR THE SIX                                         OCTOBER 2, 19972
                                              MONTHS ENDED                   FOR THE YEARS                  THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,              AUGUST 31,
                                                    2001 1              2000              1999                 1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $19.44          $17.35            $12.35             $  12.50
                                                      ------          ------            ------             --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .............................   (0.05)3         (0.09)             0.01                 0.01
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ............................   (4.14)           2.34              5.18                (0.16)
                                                      ------          ------            ------             --------
Total from investment operations ...................   (4.19)           2.25              5.19                (0.15)
                                                      ------          ------            ------             --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                  --              --             0.004                   --
   Net realized gains ..............................   (0.61)          (0.16)            (0.19)                  --
                                                      ------          ------            ------             --------
Total distributions ................................   (0.61)          (0.16)            (0.19)                  --
                                                      ------          ------            ------             --------
NET ASSET VALUE, END OF PERIOD .....................  $14.64          $19.44            $17.35             $  12.35
                                                      ======          ======            ======             ========

TOTAL INVESTMENT RETURN5 ...........................  (21.80)%         12.95%            42.19%               (1.20)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........  $2,724          $3,236            $2,776             $    181
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ..........................   (0.58)%6        (0.49)%            0.13%                0.13%6
     Expenses after waivers, including
        expenses of the Top 50
        World Portfolio ............................    1.60%6          1.60%             1.60%                1.60%6
     Expenses before waivers, including
        expenses of the Top 50 World
        Portfolio ..................................    6.13%6          6.25%            10.56%              127.49%6

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Amount rounds to less than $0.01.
5 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
6 Annualized.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 World Fund.




 CLASS B SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                          MAY 4, 19982
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                     20011           2000              1999                 1998
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .............................  $17.14         $ 15.43           $ 11.08               $12.50
                                                      ------         -------           -------               ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................   (0.10)3         (0.12)            (0.02)               (0.01)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ............................   (3.63)           1.99              4.56                (1.41)
                                                      ------         -------           -------               ------
Total from investment operations ...................   (3.73)           1.87              4.54                (1.42)
                                                      ------         -------           -------               ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................      --              --             0.004                   --
   Net realized gains ..............................   (0.61)          (0.16)            (0.19)                  --
                                                      ------         -------           -------               ------
   Total distributions .............................   (0.61)          (0.16)            (0.19)                  --
                                                      ------         -------           -------               ------
NET ASSET VALUE, END OF PERIOD .....................  $12.80          $17.14            $15.43               $11.08
                                                      ======         =======           =======               ======
TOTAL INVESTMENT RETURN5 ...........................  (22.04)%         12.10%            41.14%              (11.36)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........  $2,889          $4,029            $2,131                  $90
   Ratios to average net assets:
     Expenses in excess of income ..................   (1.33)%6        (1.25)%           (0.64)%              (0.84)%6
     Expenses after waivers, including
        expenses of the Top 50 World
        Portfolio ..................................    2.35%6          2.35%             2.35%                2.35%6
     Expenses before waivers, including
        expenses of the Top 50 World
        Portfolio ..................................    6.92%6          7.07%            12.29%              128.24%6

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Amount rounds to less than $0.01.
5 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
6 Annualized.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 World Fund.

 CLASS C SHARES                                                                                   FOR THE PERIOD
                                                                          FOR THE SIX             MAY 31, 2000 2
                                                                         MONTHS ENDED                    THROUGH
                                                                  FEBRUARY 28, 2001 1            AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD. ......................................  $17.14                     $16.44
                                                                              ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ............................................   (0.09)3                    (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ................................................   (3.64)                      0.71
                                                                              ------                     ------
Total from investment operations ...........................................   (3.73)                      0.70
                                                                              ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains . ....................................................   (0.61)                        --
                                                                              ------                     ------
Total distributions . ......................................................   (0.61)                        --
                                                                              ------                     ------
NET ASSET VALUE, END OF PERIOD .............................................  $12.80                     $17.14
                                                                              ======                     ======
TOTAL INVESTMENT RETURN 4 ................................................... (22.04)%                     4.20%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ................................    $183                       $103
   Ratios to average net assets:
     Expenses in excess of income ..........................................   (1.26)%5                   (0.77)%5
     Expenses after waivers, including
        expenses of the Top 50 World Portfolio .............................    2.35%5                     2.35%5
     Expenses before waivers, including
        expenses of the Top 50 World Portfolio .............................    6.83%5                     8.24%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 2000. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Funds, Inc. (the `Company') (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of six separate investment series (the `Funds'). The accompanying financial statements and notes relate to the Top 50 World Fund (the `Fund').

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 World Portfolio (formerly the Deutsche Top 50 World Portfolio, the `Portfolio'), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was approximately 19% on February 28, 2001. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. Each class of shares is subject to a Distribution fee and Class B and Class C Shares are also subject to a Service fee.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Fund were paid by Deutsche Funds Management, Inc. (`DFM') and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of the Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

G. OTHER
The Company accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to the fund, while expenses that are attributable to the Company are allocated among the funds in the Company. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on its relative net asset value.




--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually.

Investors Bank and Trust (Canada) (`IBT') provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly.

ICC Distributors, Inc. (`ICCD'), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee.

By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM (the Advisor to the Portfolio), DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.60% of the average daily net assets of Class A Shares and 2.35% of the average daily net assets of the Class B Shares and Class C Shares through January 1, 2002.

Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 3--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

On February 28, 2001, the shareholders that held 5% or more of the outstanding shares were as follows:

                                                    Approximate
                                      Number of   Percentage of
                                    Shareholder     Outstanding
                                       Accounts          Shares
                                    -----------   -------------
Fidelity Investments Institutional
   Operations Co., Inc.                       1          16.35%
Merrill Lynch Pierce Fenner & Smith           2          18.54%



--------------------------------------------------------------------------------

Top 50 World Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital shares. Transactions in capital shares were as follows for the following periods:

Class A Shares
        -----------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
        ------------------------     ------------------
               Shares      Amount   Shares       Amount
             --------   ---------  -------- -----------
Sold          30,766    $ 522,242   111,290 $ 2,049,750
Reinvested     6,169       99,386     1,395      26,667
Redeemed     (17,349)    (281,420) (106,264) (1,972,672)
             -------    ---------  -------- -----------
Net increase  19,586    $ 340,208     6,421 $   103,745
             =======    =========  ======== ===========


Class B Shares
        -----------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
        ------------------------     ------------------
               Shares      Amount   Shares       Amount
             --------   ---------  -------- -----------
Sold          44,755    $ 684,988   131,922  $2,232,724
Reinvested     6,405       90,313     1,268      21,485
Redeemed     (60,420)    (889,438)  (36,292)   (583,918)
             -------    ---------   -------  ----------
Net increase
  (decrease)  (9,260)   $(114,137)   96,898  $1,670,291
             =======    =========   =======  ==========


Class C Shares 2
        -----------------------------------------------
        For the Six Months Ended     For the Year Ended
             February 28, 2001 1        August 31, 2000
        ------------------------     ------------------
               Shares      Amount   Shares       Amount
             --------   ---------  -------- -----------
Sold          10,374     $147,226     5,989    $100,053
Reinvested       456        6,435        --          --
Redeemed      (2,551)     (34,817)       --          --
             -------     --------   -------  ----------
Net increase   8,279     $118,844     5,989    $100,053
             =======     ========   =======  ==========


--------------------------------------------------------------------------------
1 Unaudited.
2 Began operations on May 31, 2000.

NOTE 5--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
See Notes to the Financial Statements of the Portfolio included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

NOTE 6--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, the Company filed documents with the State of Maryland to change the Company's name to Deutsche Investors Funds, Inc. and to remove the name `Flag Investors' from the name of the Fund. Each of these changes became effective March 15, 2001. Additionally, in April 2001 documents are expected to be filed on behalf of the Portfolios Trust to remove the name `Flag Investors' from its name.




--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)




     SHARES   SECURITY                           VALUE

              COMMON STOCKS--89.14%
              AUSTRALIA--1.59%
     50,044   News Corporation Ltd. (The)  $   468,752
                                           -----------
              FINLAND--1.26%
     16,500   Nokia Oyj ..................     373,976
                                           -----------
              FRANCE--6.42%
      5,791   AXA ........................     732,036
      8,000   L'Oreal SA .................     600,720
      4,000   Total Fina Elf (Energy) ....     565,709
                                           -----------
                                             1,898,465
                                           -----------
              GERMANY--10.11%
      3,600   Allianz AG .................   1,192,411
      9,900   Daimler-Chrysler AG ........     486,625
      5,600   SAP AG .....................     863,710
      8,800   Schering AG ................     449,177
                                           -----------
                                             2,991,923
                                           -----------
              HONG KONG--3.97%
    105,000   China Telecom (Hong Kong) Ltd.   574,815
     44,600   HSBC Holdings Plc ..........     600,392
                                           -----------
                                             1,175,207
                                           -----------
              JAPAN--6.21%
     37,000   Fujitsu Ltd. ...............     507,329
     11,700   Sony Corp. .................     843,558
     13,000   Yamanouchi Pharmaceutical Co.,
              Ltd. .......................     486,945
                                           -----------
                                             1,837,832
                                           -----------
              SWITZERLAND--2.99%
        195   Nestle SA ..................     427,514
         53   Roche Holding AG ...........     456,541
                                           -----------
                                               884,055
                                           -----------
              TAIWAN--0.54%
      8,504   Taiwan Semiconductor Manufacturing
               Co., Ltd.--ADR ............     160,130
                                           -----------
              UNITED KINGDOM--10.46%
     88,500   BP Amoco Plc ...............     731,600
     45,374   Cable & Wireless Plc .......     490,958
     13,000   Glaxo Wellcome Plc .........     357,285
    106,185   Shell Transport & Trading Co.    880,860
     80,000   Tesco Plc ..................     302,967
    122,632   Vodafone Group Plc .........     332,170
                                           -----------
                                             3,095,840
                                           -----------
              UNITED STATES--45.59%
     11,000   Abbott Laboratories ........     538,890
     16,000   American Express Co. .......     702,080
     11,500   AOL Time Warner ............     506,345
     10,000   Bristol-Myers Squibb Co. ...     634,100
      3,000   Broadcom Corp.--Class A ....     147,750
     12,200   Cisco Systems, Inc. ........     288,988
     11,366   Citigroup, Inc. ............     558,980
     12,700   Coca-Cola Co. (The) ........     673,481
     10,500   Colgate-Palmolive Co. ......     620,025
      8,000   EMC Corp. ..................     318,080
      6,400   Exxon Mobil Corp. ..........     518,720
     19,800   Gillette Co. ...............     643,698
      8,000   Intel Corp. ................     228,500
      5,000   International Business Machines
              Corp. ......................     499,500
      6,700   Johnson & Johnson ..........     652,111
     23,000   McDonald's Corp. ...........     676,200
      8,000   Medtronic, Inc. ............     409,440
     10,250   Microsoft Corp. ............     604,750
     12,000   Millennium Pharmaceuticals .     405,000
      8,000   Morgan Stanley Dean Witter &
              Co. ........................     521,040
     20,000   Oracle Corp. ...............     380,000
     13,000   Pfizer, Inc. ...............     585,000
     10,000   Procter & Gamble Co. (The)       705,000
      2,000   Schlumberger Ltd. ..........     127,500
     11,000   Texaco , Inc. ..............     705,100
     17,000   Walt Disney Co. (The) ......     526,150
     19,000   Worldcom, Inc. .............     315,875
                                           -----------
                                            13,492,303
                                           -----------
TOTAL COMMON STOCKS
   (Cost $27,305,239) ....................  26,378,483
                                           -----------
TOTAL INVESTMENTS
   (Cost $27,305,239) ............. 89.14% $26,378,483
                                           -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................. 10.86    3,213,929
                                           -----------
NET ASSETS ........................100.00% $29,592,412
                                   ======  ===========



--------------------------------------------------------------------------------
 SECTOR ALLOCATION
 By Sectors as of February 28, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

   Health Care ................................. 18.87%
   Information Technology ...................... 16.57
   Financials .................................. 16.33
   Consumer Staples ............................ 15.06
   Energy ...................................... 13.38
   Consumer Discretionary ...................... 13.29
   Telecommunications Services .................  6.50
                                                ------
                                                100.00%
                                                ======
--------------------------------------------------------------------------------
See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)




                                                              FEBRUARY 28, 2001


ASSETS
   Investments, at value (cost of $27,305,239) ...................  $26,378,483
   Cash ..........................................................    3,030,047
   Receivable for investments sold ...............................      262,116
   Receivable for shares of beneficial interest subscribed .......          100
   Dividend receivable ...........................................       26,581
   Interest receivable ...........................................       12,082
   Deferred organization costs ...................................       21,425
                                                                    ------------
Total assets .....................................................   29,730,834
                                                                    -----------
LIABILITIES
   Investment management fees payable ............................       23,814
   Payable for shares of beneficial interest redeemed ............       44,588
   Organization costs payable ....................................       22,346
   Custody and accounting fees payable ...........................       18,502
   Administrative agent fees payable .............................        8,578
   Other accrued expenses ........................................       20,594
                                                                    -----------
Total liabilities ................................................      138,422
                                                                    -----------
NET ASSETS .......................................................  $29,592,412
                                                                    ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ...............................................  $30,519,289
   Net unrealized depreciation on investments and foreign
   currencies ....................................................     (926,877)
                                                                    -----------
NET ASSETS .......................................................  $29,592,412
                                                                    ===========




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)



                                                                     FOR THE SIX
                                                                    MONTHS ENDED
                                                               FEBRUARY 28, 2001


INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $2,175) ........... $    95,781
   Interest income ................................................      70,065
                                                                    -----------
Total investment income ...........................................     165,846
                                                                    -----------
EXPENSES
   Investment management fees .....................................     159,326
   Operations agent fees ..........................................      54,373
   Custody and accounting fees ....................................      49,939
   Professional fees ..............................................      17,661
   Amortization of organization expense ...........................       6,019
   Directors fees .................................................       1,209
   Other expenses .................................................       5,381
                                                                    -----------
Total expenses ....................................................     293,908
                                                                    -----------
EXPENSES IN EXCESS OF INCOME ......................................    (128,062)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on:
     Investment transactions ......................................  (1,327,745)
     Foreign currency transactions ................................     (22,048)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ........................  (6,510,869)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES ............................................  (7,860,662)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ........................ $(7,988,724)
                                                                    ===========




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                       FOR THE SIX MONTHS            FOR THE YEAR
                                                                       ENDED FEBRUARY 28,        ENDED AUGUST 31,
                                                                                   2001 1                    2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ............................................ $  (128,062)           $   (247,863)
   Net realized gain (loss) on investment and
     foreign currency transactions .........................................  (1,349,793)              1,150,173
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ....................................  (6,510,869)              2,272,755
                                                                             -----------            ------------
Net increase (decrease) in net assets from operations ......................  (7,988,724)              3,175,065
                                                                             -----------            ------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ..........................................   4,622,843              19,435,068
   Value of capital withdrawn ..............................................  (2,988,061)            (10,064,518)
                                                                             -----------            ------------
Net increase in net assets from capital transactions .......................   1,634,782               9,370,550
                                                                             -----------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................................  (6,353,942)             12,545,615
NET ASSETS
   Beginning of period .....................................................  35,946,354              23,400,739
                                                                             -----------            ------------
   End of period ........................................................... $29,592,412            $ 35,946,354
                                                                             ===========            ============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Portfolio
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for each period indicated for Top 50 World Portfolio.




                                                                                                  FOR THE PERIOD
                                               FOR THE SIX                                      OCTOBER 2, 19972
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1           2000              1999                 1998
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted)                               $29,592          $35,946          $23,401                $9,801
   Ratios to average net assets:
     Expenses in excess of income                   (0.80)%3         (0.78)%          (1.49)%               (1.75)%3
     Expenses after interest expense4                1.84%3           1.84%            2.98%                 3.75%3
     Expenses before interest expense                1.84%3           1.83%            2.98%                 3.75%3
   Portfolio turnover rate                             44%             101%              79%                  125%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 For the period ended August 31, 1998 and the year ended 1999, interest expense rounded to less than 0.01%. For the six months ended February 28, 2001, the Portfolio incurred no interest expense.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Portfolios Trust (`Portfolios Trust') (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolios Trust is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of seven separate investment series (the `Portfolios'), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 World Portfolio (the `Portfolio').

The investment manager (the `Advisor') of the Portfolio is Deutsche Fund Management, Inc. (`DFM'), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Portfolio is high capital appreciation, and as a secondary objective, reasonable dividend income. The Portfolio began operations on October 2, 1997.

The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

B. VALUATION OF SECURITIES
Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

Securities for which market quotations are not readily available or may be unreliable, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolios Trust. At February 28, 2001, there were no fair valued securities.

C. CASH
Deposits held at Investors Bank and Trust Company (`IBT'), the Portfolio's custodian, in a variable rate account are classified as cash. At February 28, 2001 the interest rate was 4.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

D. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.




--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified in the statements of operations.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is treated as a partnership under the US Internal Revenue Code (the `Code'). Accordingly, it is expected that the Portfolio will not be subject to US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the Portfolio.

I. EXPENSES
Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolios Trust are allocated among the portfolios based on relative net asset value.

J. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios Trust were paid initially by DFM and are being reimbursed by the Portfolio. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

K. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios Trust has entered into an Investment Management Agreement (the `Management Agreement') with DFM (`the Advisor'). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to DWS International Portfolio Management GmbH (`DWS') as investment sub-advisor (the `Sub-Advisor') to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 1.00% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Sub-Advisor may waive a





--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


portion of the fees it receives from the Advisor. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually.

On September 1, 2000, the Portfolios Trust entered into an agreement with ICCC. Pursuant to that agreement, ICCC provides sub- administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

Investors Bank and Trust Company (Canada) Ltd. (`IBT (Canada)') provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

For the six months ended February 28, 2001, affiliates of Deutsche Bank AG received no brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended February 28, 2001, were $8,387,846 and $10,936,082, respectively.

For Federal income tax purposes, the tax basis of investments held at February 28, 2001, was $27,305,239. The aggregate gross unrealized appreciation for all investments at February 28, 2001, was $2,476,903 and the aggregate gross unrealized depreciation for all investments was $3,403,659.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolios Trust has established a revolving line of credit with Investors Bank and Trust Company (`IBT'). Borrowing under the line of credit may not exceed the lesser of $15,000,000 or 33% of the assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 28, 2001, the Portfolio did not utilize the line of credit. At February 28, 2001, the Portfolio had no debt outstanding under the line of credit agreement.

NOTE 5--OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK
The Statement of Assets and Liabilities includes the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statement of Assets and Liabilities.

Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off balance sheet items and items recorded on the Portfolio's Statement of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of





--------------------------------------------------------------------------------

Top 50 World Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


their obligations to the Portfolio. Because the Portfolio enters into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolio to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Advisor considers to be well established.

NOTE 6--RISKS OF INVESTING IN FOREIGN SECURITIES
The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 7--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, in April 2001 Portfolios Trust expects to file documents with the State of New York to change its name to Deutsche Portfolios Trust.

Additionally, on March 27, 2001, the Board of Trustees of the Portfolio approved ICCC as the new investment manager for the Portfolio. Shareholders of the Portfolio had previously provided approval for this change. ICCC will replace DFM effective May 7, 2001. ICCC will provide the same services that DFM provided to the Portfolio, and will be entitled to receive the same compensation that DFM received.




--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                 DEUTSCHE ASSET MANAGEMENT CLIENT SERVICE CENTER
                                 P.O. BOX 219210
                                 KANSAS CITY, MO 64121-9210
or call our toll-free number:    1-800-553-8080

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc.,
Bankers  Trust  Company,   Deutsche  Banc  Alex.  Brown  Inc.,   Deutsche  Asset
Management, Inc., and Deutsche Asset Management Investment Services Limited.




Top 50 World Fund
Class A Shares                                                 CUSIP #33832F796
Class B Shares                                                 CUSIP #33832F788
Class C Shares                                                 CUSIP #33832F721
                                                                TOP50WSA (4/01)

Distributed by:
ICC Distributors, Inc.